UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	9/30
Date of reporting period:	3/31/2024

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Equity Fund

SEMI-ANNUAL REPORT March 31, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2023, through March 31, 2024, as provided by Portfolio Managers, Thomas Wilson, Louise Kernohan and Georgina Cooper of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2024, BNY Mellon International Equity Fund (the “fund”) produced a total return of 17.22% for Class A shares, 16.77% for Class C shares, 17.42% for Class I shares and 17.40% for Class Y shares.1,2 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of 16.81% for the same period.3

International equity markets rose on broad economic growth and easing inflationary pressures. The fund produced mixed performance relative to the Index, with outperformance in industrials and information technology balanced by underperformance in financials and disappointments in a few other individual holdings.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“NIM”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. NIM believes that a global comparison of companies is the most effective method of stock analysis, and NIM’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that NIM believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. NIM then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

International Equities Rebound on Positive Macroeconomic Trends

The final quarter of 2023 played out in two distinct phases. The first phase, comprising the majority of October, witnessed a continuation of the prior month’s equity-market weakness, as stronger-than-expected U.S. employment and growth data, coupled with persistent inflation, suggested that the U.S. economy was running too hot. This pushed yields on U.S. Treasury bonds markedly higher. By contrast, the second phase witnessed a dramatic rebound in equities as government bond yields fell sharply. Lower inflation figures for

2

October and November undoubtedly played a role in pushing yields down. However, a marked change in tone from the U.S. Federal Reserve (the “Fed”) steered investors away from prior expectations of interest rates staying ‘higher for longer’ to anticipating rate cuts in the first half of 2024. This became the chief catalyst for the equity market’s rally in the final few weeks of 2023 and heralded the prospect of a ‘soft landing’, in which inflation would come under control without an economic contraction.

International equities made further gains over the first quarter of 2024, even as investors reacted to the possibility that interest-rate cuts may come later than previously expected. The strength of the U.S. macroeconomic picture and robust nature of corporate earnings, notably from certain mega-cap technology names, bolstered investor sentiment. The macroeconomic backdrop appeared more mixed away from the United States. Eurozone growth was held back by a struggling Germany. In the United Kingdom, official figures showed that the economy entered a technical recession at the end of 2023. Japan’s economy also shrank for the second quarter in a row, yet the country’s flagship Nikkei 225 Index finally surpassed its 1989 peak. Significantly, the Bank of Japan decided to end its ultra-loose monetary policy and increase rates for the first time in seventeen years. Elsewhere, China sought to implement further stimulus measures to address its economic malaise, which included announcing cuts to its reserve requirement ratio and a mortgage-linked loan rate. Meanwhile, geopolitical tensions continued to simmer, given fears regarding a broader escalation of conflict in the Middle East.

Stock Selection and Allocation Provide Mixed Returns

Stock selection bolstered the fund’s performance relative to the Index in industrials. Industrial machinery manufacturer Ebara Corp. performed particularly strongly, posting successive sets of better-than-expected results for orders, revenue and operating profit. Management pointed to record high results despite a sluggish semiconductor market and heightened geopolitical risk. In information technology, overweight positioning supported relative returns. Stellar earnings from artificial intelligence (“AI”) semiconductor maker NVIDIA Corp. boosted shares of other AI-related technology companies, including those of portfolio holdings Advantest Corp. and ASML Holding NV. Semiconductor testing company Advantest Corp. announced a strong set of third-quarter results, delivering on memory testing growth. ASML Holding NV, a manufacturer of lithography machines essential to the chip production process, reported sales and earnings ahead of expectations for the fourth quarter, while net orders increased significantly from the prior period.

On the negative side, stock selection in financials represented the most significant drag on the Fund’s relative performance. Market concerns regarding China’s macroeconomic backdrop weighed on insurers Prudential PLC, which the fund sold late in the reporting period, and AIA Group Ltd. We continued to find shares in AIA Group Ltd. to be inexpensive, with the valuation not reflecting the strength of the business’s growth profile. In other sectors, pharmaceutical company Sanofi SA registered as the portfolio’s top detractor. Shares declined following a cut to the company’s profit outlook amid an unexpected increase in research and development investment. Packaged foods maker Nestlé SA struggled as 2023 results proved slightly underwhelming. However, management expressed confidence in a return to mid-single-digit organic top-line growth in 2025. With the company exposed to attractive business segments, we continued to believe that Nestle’s portfolio was well positioned.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Maintaining a Balanced Focus on Resilient Earnings Profiles

Thus far, tighter monetary policy and financial conditions appear to have been absorbed by investors without significant disruption to global financial markets. Economic conditions also appear to remain more resilient than anticipated, and a soft landing remains possible. However, inflation continues to be stickier than hoped, which is acting as a brake on the ability of central banks to cut interest rates. A higher-for-longer rates scenario may yet give investors pause for thought. Geopolitics, ongoing conflicts, trade wars and the slow pace of China’s recovery from economic malaise all have the potential to disrupt economies and markets over the short term. Nonetheless, we continue to see attractive long-term investment opportunities, given the structural demand trends that remain in place.

As of March 31, 2024, the fund held overweight exposure to information technology and, to a lesser extent, health care. Several information technology companies appear well positioned to benefit from current megatrends and structural drivers, particularly related to developments in AI. Our “Internet of Things” and “Smart Everything” themes are prominent in this area of the portfolio. In health care, we see plenty of thematic support and attractive sustainability credentials, as highlighted by the “Picture of Health” and “Tectonic Shifts” elements of our investment framework. Our focus primarily lies with those companies offering best-in-class and innovative products, services and solutions that will serve the needs and tastes of an increasingly aging global population. Conversely, the fund holds underweight exposure to financials, driven by a zero weighting in the banking sub-sector. In many cases, banks require significant leverage in order to make a suitable return. We find more attractive opportunities elsewhere in businesses with stronger fundamentals that can make higher returns through the cycle.

More generally, we continue to focus on investing in high-quality companies with earnings resilience, pricing power and strong balance sheets that should withstand whatever the macroeconomic backdrop brings. We remain aligned to long-term themes, retaining a keen focus on valuation discipline.

April 15, 2024

1  BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (NIM) is the fund’s sub-adviser. NIM’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. NIM’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

4

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from October 1, 2023 to March 31, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.86	$9.92	$4.51	$4.51
Ending value (after expenses)	$1,172.20	$1,167.70	$1,174.20	$1,174.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.45	$9.22	$4.19	$4.19
Ending value (after expenses)	$1,019.60	$1,015.85	$1,020.85	$1,020.85
†

Expenses are equal to the fund’s annualized expense ratio of 1.08% for Class A, 1.83% for Class C, .83% for Class I and .83% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.5%
Belgium - 1.4%
Syensqo SA	46,657	[a]	4,418,486
Bermuda - 1.6%
Hiscox Ltd.	333,167		5,214,283
Brazil - 1.5%
XP, Inc., Cl. A	187,911		4,821,796
Denmark - 4.4%
Novo Nordisk A/S, Cl. B	84,016		10,709,417
Novonesis (Novozymes) Cl. B	60,207		3,528,552
			14,237,969
France - 19.6%
Air Liquide SA	35,211		7,325,488
Capgemini SE	19,647		4,521,142
Compagnie de Saint-Gobain SA	68,661		5,328,209
Dassault Systemes SE	105,400		4,666,691
EssilorLuxottica SA	21,537		4,872,420
L'Oreal SA	9,473		4,482,979
LVMH Moet Hennessy Louis Vuitton SE	10,905		9,808,363
Publicis Groupe SA	51,493	[a]	5,613,653
Sanofi SA	73,597		7,222,235
Schneider Electric SE	27,186		6,148,954
SCOR SE	104,145		3,603,284
			63,593,418
Germany - 4.4%
Deutsche Boerse AG	27,936		5,715,815
SAP SE	44,154		8,596,310
			14,312,125
Hong Kong - .7%
AIA Group Ltd.	321,312		2,157,297
Ireland - 3.1%
Experian PLC	127,541		5,560,107
Smurfit Kappa Group PLC	100,208		4,578,486
			10,138,593
Japan - 16.3%
Advantest Corp.	139,100		6,265,840
East Japan Railway Co.	200,100		3,858,448
Ebara Corp.	61,700		5,620,577
Keyence Corp.	12,400		5,696,235
OBIC Co. Ltd.	21,800		3,279,793
Pan Pacific International Holdings Corp.	209,900		5,605,930
Recruit Holdings Co. Ltd.	133,813		5,928,681
Sony Group Corp.	39,300		3,371,056

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Japan - 16.3% (continued)
Sugi Holdings Co. Ltd.	141,800		2,438,739
TechnoPro Holdings, Inc.	211,200		4,322,220
Toyota Industries Corp.	16,500		1,705,807
Unicharm Corp.	145,400		4,643,041
			52,736,367
Netherlands - 7.1%
ASML Holding NV	13,274		12,776,888
Universal Music Group NV	98,342		2,957,964
Wolters Kluwer NV	46,669		7,310,653
			23,045,505
South Korea - 1.2%
Samsung Electronics Co. Ltd.	60,882		3,726,408
Spain - 3.3%
Amadeus IT Group SA	64,271	[a]	4,121,496
Industria de Diseno Textil SA	130,940		6,592,820
			10,714,316
Switzerland - 14.9%
Alcon, Inc.	76,864	[a]	6,370,034
Cie Financiere Richemont SA, CI. A	37,087	[a]	5,654,446
Julius Baer Group Ltd.	69,427		4,009,268
Lonza Group AG	10,554		6,321,751
Nestle SA	104,551		11,100,248
Novartis AG	87,853		8,511,079
UBS Group AG	209,745		6,451,545
			48,418,371
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	32,130		4,371,286
United Kingdom - 17.7%
Ashtead Group PLC	65,603		4,669,967
AstraZeneca PLC	61,678		8,312,491
ConvaTec Group PLC	976,769	[b]	3,530,822
Croda International PLC	78,432		4,852,634
Diageo PLC	175,253		6,471,077
Halma PLC	112,647		3,366,761
IMI PLC	261,770		5,996,633
London Stock Exchange Group PLC	31,951		3,827,028
RELX PLC	144,802		6,272,218
The Weir Group PLC	127,091		3,243,448
Unilever PLC	137,909		6,919,829
			57,462,908
Total Common Stocks (cost $243,446,092)			319,369,128

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,364,254)	5.42	4,364,254	[c]	4,364,254
Total Investments (cost $247,810,346)		99.8%		323,733,382
Cash and Receivables (Net)		.2%		548,677
Net Assets		100.0%		324,282,059

ADR—American Depositary Receipt

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2024, these securities were valued at $3,530,822 or 1.09% of net assets.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals, Biotechnology & Life Sciences	12.7
Capital Goods	10.1
Commercial & Professional Services	9.1
Financial Services	7.7
Materials	7.6
Semiconductors & Semiconductor Equipment	7.2
Software & Services	6.5
Consumer Durables & Apparel	5.8
Food, Beverage & Tobacco	5.4
Household & Personal Products	4.9
Health Care Equipment & Services	4.6
Technology Hardware & Equipment	3.9
Consumer Discretionary Distribution & Retail	3.8
Insurance	3.4
Media & Entertainment	2.6
Investment Companies	1.3
Consumer Services	1.3
Transportation	1.2
Consumer Staples Distribution & Retail	.7
99.8

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2023	Purchases ($)†	Sales ($)	Value ($) 3/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	15,044	62,979,097	(58,629,887)	4,364,254	49,244

† Includes reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	243,446,092	319,369,128
Affiliated issuers	4,364,254	4,364,254
Tax reclaim receivable—Note 1(b)		2,228,778
Dividends receivable		243,300
Receivable for shares of Beneficial Interest subscribed		145,684
Prepaid expenses		44,618
		326,395,762
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		186,648
Cash overdraft due to Custodian denominated in foreign currency	1,558,424	1,559,144
Payable for shares of Beneficial Interest redeemed		300,013
Trustees’ fees and expenses payable		4,310
Interest payable—Note 2		1,550
Other accrued expenses		62,038
		2,113,703
Net Assets ($)		324,282,059
Composition of Net Assets ($):
Paid-in capital		224,518,993
Total distributable earnings (loss)		99,763,066
Net Assets ($)		324,282,059

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	8,147,611	404,474	103,247,335	212,482,639
Shares Outstanding	366,596	18,454	4,692,292	9,710,592
Net Asset Value Per Share ($)	22.23	21.92	22.00	21.88

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $218,171 foreign taxes withheld at source):
Unaffiliated issuers	1,531,098
Affiliated issuers	49,244
Income from securities lending—Note 1(c)	185
Total Income	1,580,527
Expenses:
Management fee—Note 3(a)	1,262,847
Professional fees	74,044
Shareholder servicing costs—Note 3(c)	50,404
Custodian fees—Note 3(c)	41,074
Registration fees	38,278
Trustees’ fees and expenses—Note 3(d)	21,389
Interest expense—Note 2	15,363
Prospectus and shareholders’ reports	15,290
Chief Compliance Officer fees—Note 3(c)	9,167
Loan commitment fees—Note 2	4,034
Distribution fees—Note 3(b)	1,800
Miscellaneous	17,530
Total Expenses	1,551,220
Less—reduction in expenses due to undertaking—Note 3(a)	(136,121)
Less—reduction in fees due to earnings credits—Note 3(c)	(712)
Net Expenses	1,414,387
Net Investment Income	166,140
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	30,700,686
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	23,682,522
Net Realized and Unrealized Gain (Loss) on Investments	54,383,208
Net Increase in Net Assets Resulting from Operations	54,549,348

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Operations ($):
Net investment income	166,140	7,769,940
Net realized gain (loss) on investments	30,700,686	18,546,338
Net change in unrealized appreciation (depreciation) on investments	23,682,522	55,669,995
Net Increase (Decrease) in Net Assets Resulting from Operations	54,549,348	81,986,273
Distributions ($):
Distributions to shareholders:
Class A	(508,374)	(323,257)
Class C	(28,695)	(15,019)
Class I	(6,738,295)	(3,690,294)
Class Y	(16,712,206)	(11,286,552)
Total Distributions	(23,987,570)	(15,315,122)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	363,420	1,705,930
Class C	-	35,262
Class I	8,603,617	13,688,258
Class Y	2,612,365	14,126,912
Distributions reinvested:
Class A	508,105	320,514
Class C	28,695	15,019
Class I	6,525,677	3,527,673
Class Y	8,989,270	5,431,866
Cost of shares redeemed:
Class A	(2,399,432)	(3,399,793)
Class C	(150,333)	(357,840)
Class I	(16,372,399)	(38,637,150)
Class Y	(65,234,136)	(122,917,329)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(56,525,151)	(126,460,678)
Total Increase (Decrease) in Net Assets	(25,963,373)	(59,789,527)
Net Assets ($):
Beginning of Period	350,245,432	410,034,959
End of Period	324,282,059	350,245,432

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital Share Transactions (Shares):
Class A
Shares sold	17,123	81,676
Shares issued for distributions reinvested	24,785	16,253
Shares redeemed	(119,146)	(168,477)
Net Increase (Decrease) in Shares Outstanding	(77,238)	(70,548)
Class C
Shares sold	-	1,957
Shares issued for distributions reinvested	1,416	772
Shares redeemed	(7,041)	(17,582)
Net Increase (Decrease) in Shares Outstanding	(5,625)	(14,853)
Class Ia
Shares sold	417,516	671,583
Shares issued for distributions reinvested	321,779	180,629
Shares redeemed	(793,953)	(1,933,946)
Net Increase (Decrease) in Shares Outstanding	(54,658)	(1,081,734)
Class Ya
Shares sold	127,822	693,892
Shares issued for distributions reinvested	445,675	279,561
Shares redeemed	(3,162,669)	(6,153,331)
Net Increase (Decrease) in Shares Outstanding	(2,589,172)	(5,179,878)

[a]

During the period ended March 31, 2024, 95,636 Class Y shares representing $1,956,292 were exchanged for 95,116 Class I shares and during the period ended September 30, 2023, 196,806 Class Y shares representing $3,950,195 were exchanged for 195,809 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	20.22	17.36	25.37	21.07	20.28	21.97
Investment Operations:
Net investment income (loss)[a]	(.01)	.33	.25	.23	.16	.33
Net realized and unrealized gain (loss) on investments	3.42	3.19	(7.46)	4.39	1.13	(1.66)
Total from Investment Operations	3.41	3.52	(7.21)	4.62	1.29	(1.33)
Distributions:
Dividends from net investment income	(.41)	(.35)	(.80)	(.32)	(.50)	(.36)
Dividends from net realized gain on investments	(.99)	(.31)	-	-	-	-
Total Distributions	(1.40)	(.66)	(.80)	(.32)	(.50)	(.36)
Net asset value, end of period	22.23	20.22	17.36	25.37	21.07	20.28
Total Return (%)[b]	17.22[c]	20.33	(29.34)	22.00	6.31	(5.89)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23[d]	1.20	1.16	1.17	1.19	1.18
Ratio of net expenses to average net assets	1.08[d]	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income (loss) to average net assets	(.14)[d]	1.62	1.08	.93	.78	1.66
Portfolio Turnover Rate	38.58[c]	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	8,148	8,974	8,928	9,263	6,329	5,743

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.84	16.98	24.77	20.57	19.78	21.38
Investment Operations:
Net investment income (loss)[a]	(.09)	.18	.06	.03	.00[b]	.17
Net realized and unrealized gain (loss) on investments	3.36	3.12	(7.29)	4.29	1.10	(1.59)
Total from Investment Operations	3.27	3.30	(7.23)	4.32	1.10	(1.42)
Distributions:
Dividends from net investment income	(.20)	(.13)	(.56)	(.12)	(.31)	(.18)
Dividends from net realized gain on investments	(.99)	(.31)	-	-	-	-
Total Distributions	(1.19)	(.44)	(.56)	(.12)	(.31)	(.18)
Net asset value, end of period	21.92	19.84	16.98	24.77	20.57	19.78
Total Return (%)[c]	16.77[d]	19.43	(29.88)	21.11	5.47	(6.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.14[e]	2.07	1.98	1.95	1.96	1.93
Ratio of net expenses to average net assets	1.83[e]	1.82	1.82	1.82	1.82	1.82
Ratio of net investment income (loss) to average net assets	(.90)[e]	.89	.26	.14	.00[f]	.89
Portfolio Turnover Rate	38.58[d]	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	404	478	661	1,304	1,337	1,696

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amount represents less than .01%.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	20.07	17.24	25.18	20.90	20.12	21.79
Investment Operations:
Net investment income[a]	.01	.39	.30	.28	.20	.36
Net realized and unrealized gain (loss) on investments	3.38	3.16	(7.40)	4.36	1.13	(1.62)
Total from Investment Operations	3.39	3.55	(7.10)	4.64	1.33	(1.26)
Distributions:
Dividends from net investment income	(.47)	(.41)	(.84)	(.36)	(.55)	(.41)
Dividends from net realized gain on investments	(.99)	(.31)	-	-	-	-
Total Distributions	(1.46)	(.72)	(.84)	(.36)	(.55)	(.41)
Net asset value, end of period	22.00	20.07	17.24	25.18	20.90	20.12
Total Return (%)	17.42[b]	20.63	(29.19)	22.32	6.53	(5.62)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[c]	.92	.89	.88	.88	.86
Ratio of net expenses to average net assets	.83[c]	.82	.82	.82	.82	.82
Ratio of net investment income to average net assets	.11[c]	1.90	1.34	1.14	1.02	1.84
Portfolio Turnover Rate	38.58[b]	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	103,247	95,257	100,515	169,071	177,360	214,538

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.96	17.16	25.06	20.81	20.03	21.70
Investment Operations:
Net investment income[a]	.01	.38	.29	.28	.20	.37
Net realized and unrealized gain (loss) on investments	3.37	3.14	(7.35)	4.33	1.13	(1.63)
Total from Investment Operations	3.38	3.52	(7.06)	4.61	1.33	(1.26)
Distributions:
Dividends from net investment income	(.47)	(.41)	(.84)	(.36)	(.55)	(.41)
Dividends from net realized gain on investments	(.99)	(.31)	-	-	-	-
Total Distributions	(1.46)	(.72)	(.84)	(.36)	(.55)	(.41)
Net asset value, end of period	21.88	19.96	17.16	25.06	20.81	20.03
Total Return (%)	17.40[b]	20.61	(29.17)	22.29	6.58	(5.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.85	.82	.82	.82	.80
Ratio of net expenses to average net assets	.83[c]	.82	.82	.82	.82	.80
Ratio of net investment income to average net assets	.10[c]	1.88	1.32	1.15	1.00	1.88
Portfolio Turnover Rate	38.58[b]	45.57	53.90	26.26	32.45	36.45
Net Assets, end of period ($ x 1,000)	212,483	245,538	299,931	535,448	486,727	849,188

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. Newton Investment Management North America, LLC (“NIMNA”), an affiliate of the Sub Adviser, serves as the fund’s sub-sub adviser pursuant to a sub-sub investment advisory agreement with NIM, which enables NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of NIM and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

20

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	319,369,128	-	-	319,369,128
Investment Companies	4,364,254	-	-	4,364,254

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

22

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally,

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2024, BNY Mellon earned $25 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of March 31, 2024, the fund had no securities on loan.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

24

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2023 was as follows: ordinary income $8,760,104 and long-term capital gains $6,555,018. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended March 31, 2024, the fund was charged $15,363 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2024 was approximately $514,754 with a related weighted average annualized interest rate of 5.97%.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2023 through February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after February 1, 2025, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $136,121 during the period ended March 31, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2024, Class C shares were charged $1,800 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2024, Class A and Class C shares were charged $10,015 and $600, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested

26

persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2024, the fund was charged $3,013 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $712.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $41,074 pursuant to the custody agreement.

During the period ended March 31, 2024, the fund was charged $9,167 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $207,755, Distribution Plan fees of $279, Shareholder Services Plan fees of $1,819, Custodian fee of $12,000, Chief Compliance Officer fees of $3,672 and Transfer Agent fees of $948, which are offset against an expense reimbursement currently in effect in the amount of $39,825.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $127,568,588 and $208,690,011, respectively.

At March 31, 2024, accumulated net unrealized appreciation on investments contracts was $75,923,036, consisting of $79,184,856 gross unrealized appreciation and $3,261,820 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation

29

ADDITIONAL INFORMATION (Unaudited) (continued)

only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

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• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

31

ADDITIONAL INFORMATION (Unaudited) (continued)

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers

32

or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the

33

ADDITIONAL INFORMATION (Unaudited) (continued)

redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

34

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Management Agreement and the Sub-Investment Advisory Agreement, the “Agreements”) between NIM and Newton Investment Management North America, LLC (“NIMNA”), pursuant to which NIM may use the investment advisory personnel, resources and capabilities available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

36

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional international large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and the Performance Universe medians for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review and noted that the portfolio managers had assumed responsibility for managing the fund’s portfolio in August and September 2023. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

was equal to the Expense Group median and slightly higher than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies

38

of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve renewal of the Agreements until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for a limited period until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

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For More Information

BNY Mellon International Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6916SA0324

BNY Mellon Small Cap Growth Fund

SEMI-ANNUAL REPORT March 31, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2023, through March 31, 2024, as provided by John R. Porter and Karen Behr of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2024, BNY Mellon Small Cap Growth Fund (the “fund”) produced a total return of 12.64% for Class I shares and 12.63% for Class Y shares.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of 21.30% for the same period.2

Small-cap growth stocks gained ground during the period amid positive economic growth, stable interest rates and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the information technology, consumer discretionary and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Gain as Inflation Eases and Economic Growth Continues

The period began on a weak note, with stocks trending lower in October and early November 2023 under pressure from rising inflation, high interest rates and slowing economic growth. Although inflation had declined significantly from the 9.1% peak set in June 2022, it rose just prior to the start of the reporting period, from 3.0% in June 2023 to 3.7% in August and September, well above the 2% target maintained by the U.S. Federal Reserve (the “Fed”). While the federal funds rate, set by the Fed, remained stable at a range

2

of 5.25%–5.50%, hawkish Fed rhetoric fueled concerns about the future course of interest rates and the potential impact on slowing U.S. economic growth.

Investor sentiment turned positive in mid-November 2023, as inflation showed signs of further easing, and the Fed shifted its position, indicating little likelihood of further rate increases and a probability of rate cuts in 2024. Encouraging economic data—including strong wage and employment numbers, healthy levels of consumer spending and better-than-expected corporate earnings growth—further supported market gains. Advances were led by technology-related shares in the information technology and communications services sectors, concentrated among companies involved in the rapid development and deployment of generative artificial intelligence (“AI”), followed by cyclical stocks in the industrials and financials sectors. The traditionally defensive and interest-rate sensitive areas of utilities, consumer staples and real estate produced more modest gains.

Selections in a Few Sectors Undermine Relative Performance

The fund’s performance relative to the Index suffered primarily due to stock selections in the information technology, consumer discretionary and health sectors. In information technology, lack of exposure to hardware makers, particularly those on the forefront of AI development, detracted. Disappointing selections in other areas of information technology undermined relative returns as well, including cloud computing services provider Calix, Inc., and customer engagement solutions firm Twilio, Inc. Among consumer discretionary holdings, notable underperformers included specialty retailer Farfetch Ltd., which lost shareholder value in a distressed asset sale to ecommerce company Coupang; recreational products company YETI Holdings, Inc., which saw weakening demand and provided guidance below previous expectations; and fitness company Peloton Interactive, Inc., which reported weaker-than-expected paid subscriber strength. In health care, firms such as Privia Health Group, Inc., and Pacific Biosciences, Inc. of California struggled with growth and investor concerns, while shares in health information and analytics provider Health Catalyst, Inc. lost ground despite the company’s strong growth after management issued a disappointing outlook.

On the positive side, the fund’s consumer staples positions provided the strongest contributions to relative performance, led by gains in pet food maker Freshpet, Inc. and pasture-raised food products company Vital Farms. In the financials sector, specialty insurer Palomar Holdings, Inc. benefited from a measured approach to retention and increased top-line growth opportunities. In industrials, civil infrastructure company Construction Partners, Inc. reported a rising business backlog as federal legislation drove increased infrastructure spending.

Positioned for Prevailing Conditions

As of March 31, 2024, markets face a mix of challenges and opportunities. Inflation remains stubbornly above the Fed’s target, calling into question the timing of future interest rate cuts. As interest rates remain higher for longer, corporations are likely to encounter increasing difficulties gaining access to capital and meeting debt obligations. On the other hand, economic growth remains remarkably positive, given the monetary headwinds, with wage, employment, spending and corporate earnings data continuing to surprise to the upside. The

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

fund holds its largest overweight positions relative to the Index in energy, health care and consumer staples. Conversely, the fund holds relatively underweight exposure to information technology, industrials and materials.

April 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from October 1, 2023 to March 31, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2024

	Class I	Class Y
Expenses paid per $1,000†	$5.32	$5.37
Ending value (after expenses)	$1,126.40	$1,126.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2024

	Class I	Class Y
Expenses paid per $1,000†	$5.05	$5.10
Ending value (after expenses)	$1,020.00	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.01% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 92.2%
Capital Goods - 10.9%
AAON, Inc.	1,024		90,214
Construction Partners, Inc., Cl. A	8,966	[a]	503,441
Curtiss-Wright Corp.	832		212,942
Fluor Corp.	5,039	[a]	213,049
SiteOne Landscape Supply, Inc.	1,142	[a]	199,336
Zurn Elkay Water Solutions Corp.	2,977		99,640
			1,318,622
Commercial & Professional Services - 2.8%
CACI International, Inc., Cl. A	889	[a]	336,780
Consumer Discretionary Distribution & Retail - 3.9%
Ollie's Bargain Outlet Holdings, Inc.	3,101	[a]	246,747
RH	247	[a]	86,020
Warby Parker, Inc., Cl. A	10,004	[a]	136,154
			468,921
Consumer Durables & Apparel - 2.0%
Figs, Inc., Cl. A	8,732	[a]	43,485
Peloton Interactive, Inc., Cl. A	21,202	[a]	90,851
YETI Holdings, Inc.	2,736	[a]	105,473
			239,809
Consumer Services - 4.0%
European Wax Center, Inc., Cl. A	4,787	[a]	62,135
Genius Sports Ltd.	14,729	[a]	84,103
Planet Fitness, Inc., Cl. A	5,401	[a]	338,265
			484,503
Consumer Staples Distribution & Retail - .7%
Grocery Outlet Holding Corp.	2,807	[a]	80,785
Energy - 11.0%
Antero Resources Corp.	7,353	[a]	213,237
Cactus, Inc., Cl. A	6,551		328,140
EQT Corp.	9,831		364,435
Oceaneering International, Inc.	7,332	[a]	171,569
PBF Energy, Inc., Cl. A	4,303		247,724
			1,325,105
Equity Real Estate Investment Trusts - .4%
Healthpeak Properties, Inc.	2,747	[b]	51,506
Financial Services - 2.7%
AvidXchange Holdings, Inc.	15,005	[a]	197,316
Flywire Corp.	4,949	[a]	122,785
			320,101
Food, Beverage & Tobacco - 5.0%
Freshpet, Inc.	4,006	[a]	464,135

6

Description	Shares		Value ($)
Common Stocks - 92.2% (continued)
Food, Beverage & Tobacco - 5.0% (continued)
Vital Farms, Inc.	6,272	[a]	145,824
			609,959
Health Care Equipment & Services - 13.2%
Accolade, Inc.	6,467	[a]	67,774
AtriCure, Inc.	5,264	[a]	160,131
Evolent Health, Inc., Cl. A	7,757	[a]	254,352
Guardant Health, Inc.	2,596	[a]	53,556
Health Catalyst, Inc.	11,484	[a]	86,475
Inspire Medical Systems, Inc.	1,261	[a]	270,850
iRhythm Technologies, Inc.	1,903	[a]	220,748
Outset Medical, Inc.	5,170	[a]	11,477
Privia Health Group, Inc.	9,932	[a]	194,568
PROCEPT BioRobotics Corp.	1,186	[a]	58,612
R1 RCM, Inc.	5,653	[a]	72,811
TransMedics Group, Inc.	1,916	[a,c]	141,669
			1,593,023
Household & Personal Products - 2.5%
Inter Parfums, Inc.	2,169		304,766
Insurance - 2.3%
BRP Group, Inc., Cl. A	4,140	[a]	119,812
Palomar Holdings, Inc.	1,834	[a]	153,744
			273,556
Materials - .8%
Constellium SE	4,477	[a]	98,986
Media & Entertainment - 2.8%
Eventbrite, Inc., Cl. A	5,646	[a]	30,940
Manchester United PLC, Cl. A	10,255	[a,c]	143,160
Reddit, Inc., Cl. A	3,218	[a]	158,712
			332,812
Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
10X Genomics, Inc., CI. A	1,878	[a]	70,481
Alpine Immune Sciences, Inc.	805	[a]	31,910
Ascendis Pharma A/S, ADR	613	[a]	92,667
Autolus Therapeutics PLC	5,380	[a]	34,324
Beam Therapeutics, Inc.	329	[a,c]	10,870
Crinetics Pharmaceuticals, Inc.	1,901	[a]	88,986
Denali Therapeutics, Inc.	3,169	[a]	65,028
Insmed, Inc.	4,326	[a]	117,364
Keros Therapeutics, Inc.	451	[a]	29,856
MeiraGTx Holdings PLC	1,354	[a]	8,219
Merus NV	944	[a]	42,508
Natera, Inc.	1,863	[a]	170,390
Pacific Biosciences of California, Inc.	27,897	[a,c]	104,614

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 92.2% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 12.4% (continued)
Sarepta Therapeutics, Inc.	2,089	[a]	270,442
Twist Bioscience Corp.	4,730	[a]	162,286
Ultragenyx Pharmaceutical, Inc.	2,369	[a]	110,609
Xenon Pharmaceuticals, Inc.	2,150	[a]	92,558
			1,503,112
Semiconductors & Semiconductor Equipment - 3.7%
FormFactor, Inc.	246	[a]	11,225
Onto Innovation, Inc.	149	[a]	26,981
Power Integrations, Inc.	2,148		153,689
Rambus, Inc.	3,831	[a]	236,794
SkyWater Technology, Inc.	1,978	[a,c]	20,116
			448,805
Software & Services - 9.1%
Confluent, Inc., Cl. A	3,985	[a]	121,622
DoubleVerify Holdings, Inc.	5,840	[a]	205,334
HubSpot, Inc.	581	[a]	364,031
JFrog Ltd.	5,482	[a]	242,414
nCino, Inc.	1,282	[a]	47,921
Twilio, Inc., Cl. A	1,978	[a]	120,955
			1,102,277
Technology Hardware & Equipment - 1.7%
Calix, Inc.	4,673	[a]	154,957
nLight, Inc.	4,061	[a]	52,793
			207,750
Telecommunication Services - .3%
Bandwidth, Inc., Cl. A	2,252	[a]	41,122
Total Common Stocks (cost $8,337,791)			11,142,300

Private Equity - 1.7%
Consumer Staples Distribution & Retail - .6%
Supplying Demand, Inc., Ser. E	5,116	[a,d]	71,880
Pharmaceuticals, Biotechnology & Life Sciences - .3%
Aspen Neuroscience, Ser. B	12,167	[a,d]	41,976
Software & Services - .8%
Fundbox, Ser. D	6,555	[a,d]	42,018
Locus Robotics, Ser. F	679	[a,d]	36,068
Roofstock, Ser. H	2,188	[a,d]	17,526
			95,612
Total Private Equity (cost $270,950)			209,468

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 4.9%
Registered Investment Companies - 4.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $588,227)	5.42	588,227	[e]	588,227

Investment of Cash Collateral for Securities Loaned - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $283,591)	5.42	283,591	[e]	283,591
Total Investments (cost $9,480,559)		101.1%		12,223,586
Liabilities, Less Cash and Receivables		(1.1%)		(132,815)
Net Assets		100.0%		12,090,771

ADR—American Depositary Receipt

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Security, or portion thereof, on loan. At March 31, 2024, the value of the fund’s securities on loan was $355,073 and the value of the collateral was $403,970, consisting of cash collateral of $283,591 and U.S. Government & Agency securities valued at $120,379. In addition, the value of collateral may include pending sales that are also on loan.

d The fund held Level 3 securities at March 31, 2024. These securities were valued at $209,468 or 1.7% of net assets.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	26.0
Information Technology	14.8
Industrials	13.7
Energy	11.0
Consumer Discretionary	9.9
Consumer Staples	8.8
Investment Companies	7.2
Financials	4.9
Communication Services	3.6
Materials	.8
Real Estate	.4
101.1

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2023	Purchases ($)†	Sales ($)	Value ($) 3/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - 4.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.9%	1,007,249	6,172,079	(6,591,101)	588,227	28,610
Investment of Cash Collateral for Securities Loaned - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.3%	132,730	2,601,306	(2,450,445)	283,591	37,444	††
Total - 7.2%	1,139,979	8,773,385	(9,041,546)	871,818	66,054

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $355,073)—Note 1(b):
Unaffiliated issuers	8,608,741	11,351,768
Affiliated issuers	871,818	871,818
Cash		1,645
Receivable for investment securities sold		391,627
Receivable for shares of Beneficial Interest subscribed		63,344
Dividends and securities lending income receivable		5,026
Prepaid expenses		20,204
		12,705,432
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		730
Liability for securities on loan—Note 1(b)		283,591
Payable for investment securities purchased		250,867
Payable for shares of Beneficial Interest redeemed		23,107
Trustees’ fees and expenses payable		357
Other accrued expenses		56,009
		614,661
Net Assets ($)		12,090,771
Composition of Net Assets ($):
Paid-in capital		13,259,303
Total distributable earnings (loss)		(1,168,532)
Net Assets ($)		12,090,771

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	11,881,577	209,194
Shares Outstanding	328,416	5,764
Net Asset Value Per Share ($)	36.18	36.29

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	17,723
Affiliated issuers	28,610
Income from securities lending—Note 1(b)	37,444
Total Income	83,777
Expenses:
Management fee—Note 3(a)	57,885
Professional fees	55,552
Registration fees	20,432
Shareholder servicing costs—Note 3(b)	14,235
Chief Compliance Officer fees—Note 3(b)	9,445
Prospectus and shareholders’ reports	7,278
Administration fee—Note 3(a)	4,341
Custodian fees—Note 3(b)	2,686
Trustees’ fees and expenses—Note 3(c)	1,152
Interest expense—Note 2	453
Loan commitment fees—Note 2	244
Miscellaneous	17,725
Total Expenses	191,428
Less—reduction in expenses due to undertaking—Note 3(a)	(118,307)
Less—reduction in fees due to earnings credits—Note 3(b)	(486)
Net Expenses	72,635
Net Investment Income	11,142
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	490,069
Net change in unrealized appreciation (depreciation) on investments	1,122,224
Net Realized and Unrealized Gain (Loss) on Investments	1,612,293
Net Increase in Net Assets Resulting from Operations	1,623,435

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Operations ($):
Net investment income (loss)	11,142	(73,458)
Net realized gain (loss) on investments	490,069	(1,908,659)
Net change in unrealized appreciation (depreciation) on investments	1,122,224	2,417,897
Net Increase (Decrease) in Net Assets Resulting from Operations	1,623,435	435,780
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	1,190,788	13,822,882
Class Y	69,363	147,329
Cost of shares redeemed:
Class I	(8,032,971)	(14,771,349)
Class Y	(1,594)	(40,028)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(6,774,414)	(841,166)
Total Increase (Decrease) in Net Assets	(5,150,979)	(405,386)
Net Assets ($):
Beginning of Period	17,241,750	17,647,136
End of Period	12,090,771	17,241,750
Capital Share Transactions (Shares):
Class I
Shares sold	35,810	410,560
Shares redeemed	(240,513)	(441,404)
Net Increase (Decrease) in Shares Outstanding	(204,703)	(30,844)
Class Y
Shares sold	2,184	4,631
Shares redeemed	(49)	(1,259)
Net Increase (Decrease) in Shares Outstanding	2,135	3,372

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	March 31, 2024	Year Ended September 30,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	32.12	31.28	50.98	43.47	28.46	35.83
Investment Operations:
Net investment income (loss)[a]	.03	(.11)	(.22)	(.35)	(.28)	(.20)
Net realized and unrealized gain (loss) on investments	4.03	.95	(12.56)	10.03	15.29	(2.91)
Total from Investment Operations	4.06	.84	(12.78)	9.68	15.01	(3.11)
Distributions:
Dividends from net realized gain on investments	-	-	(6.92)	(2.17)	-	(4.26)
Net asset value, end of period	36.18	32.12	31.28	50.98	43.47	28.46
Total Return (%)	12.64[b]	2.68	(28.67)	22.58	52.74	(7.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.65[c]	2.04	1.81	1.57	2.65	3.47
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets	.15[c]	(.34)	(.56)	(.68)	(.79)	(.66)
Portfolio Turnover Rate	18.46[b]	65.43	24.58	33.01	74.21	90.11
Net Assets, end of period ($ x 1,000)	11,882	17,125	17,639	46,018	17,099	7,014

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

Six Months Ended
Class Y Shares	March 31, 2024	Year Ended September 30,
(Unaudited)		2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	32.22	31.37	51.11	43.58	28.54	35.89
Investment Operations:
Net investment income (loss)[a]	.05	(.14)	(.27)	(.36)	(.27)	(.19)
Net realized and unrealized gain (loss) on investments	4.02	.99	(12.55)	10.06	15.31	(2.90)
Total from Investment Operations	4.07	.85	(12.82)	9.70	15.04	(3.09)
Distributions:
Dividends from net realized gain on investments	-	-	(6.92)	(2.17)	-	(4.26)
Net asset value, end of period	36.29	32.22	31.37	51.11	43.58	28.54
Total Return (%)	12.63[b]	2.71	(28.67)	22.57	52.70	(7.57)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.45[c]	1.83	1.77	1.48	2.64	3.45
Ratio of net expenses to average net assets	1.01[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets	.31[c]	(.42)	(.65)	(.68)	(.77)	(.59)
Portfolio Turnover Rate	18.46[b]	65.43	24.58	33.01	74.21	90.11
Net Assets, end of period ($ x 1,000)	209	117	8	83	65	55

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. Newton Investment Management Limited (“NIM”), an affiliate of the Sub-Adviser, serves as the fund’s sub-sub adviser pursuant to a sub-sub investment advisory agreement with NIMNA, which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

16

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures

18

approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	11,142,300	-	-	11,142,300
Equity Securities - Private Equity	-	-	209,468	209,468
Investment Companies	871,818	-	-	871,818

† See Statement of Investments for additional detailed categorizations, if any.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Private Equity ($)
Balance as of 9/30/2023†	161,087
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	48,381
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 3/31/2024†	209,468
The amount of total realized gains (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2024	48,381

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of March 31, 2024. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

Asset Category-Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High	Median
Private Equity:
Aspen Neuroscience, Ser. B	41,976	Benchmark to Public Peers	Return of Public Peer Group	-10.2%	-3.2%	-8.5%
Fundbox, Ser. D	42,018	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	4.6x	6.8x	3.8x

20

Asset Category-Issuer Name	Value ($)	Valuation Techniques/ Methodologies	Unobservable Inputs	Range
				Low	High	Median
Private Equity:
Locus Robotics, Ser. F	36,068	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.6x	11.0x	6.8x
Roofstock, Ser. H	17,526	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	-11.2%	13.7%	-0.1%
Supplying Demand, Inc., Ser. E	71,880	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	2.9x	9.5x	4.8x

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2024,

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon earned $5,105 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of March 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	355,073		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	355,073		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(355,073)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

22

the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $3,835,456 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2023. The fund has $1,755,002 of short-term capital losses and $2,080,454 of long-term capital losses which can be carried forward for an unlimited period.

There were no distributions paid to shareholders during the fiscal year ended September 30, 2023. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended March 31, 2024, the fund was charged $453 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2024 was approximately $14,208 with a related weighted average annualized interest rate of 6.38%.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2023 through February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 1, 2025, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $118,307 during the period ended March 31, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

24

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $4,341 during the period ended March 31, 2024.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2024, the fund was charged $1,283 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $486.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $2,686 pursuant to the custody agreement.

During the period ended March 31, 2024, the fund was charged $9,445 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $8,046, administration fee of $603, Custodian fees of $2,400, Chief Compliance Officer fees of $3,949 and Transfer Agent fees of $373, which are offset against an expense reimbursement currently in effect in the amount of $14,641.

(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $2,463,215 and $9,084,597, respectively.

At March 31, 2024, accumulated net unrealized appreciation on investments was $2,743,027, consisting of $3,574,593 gross unrealized appreciation and $831,566 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Investment Advisory Agreement, Administration Agreement and Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-, two- and three-year periods, and above the Performance Group and Performance Universe medians for all other periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

28

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee, which was waived in its entirety, was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve renewal of the Agreements until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment

30

management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for a limited period until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

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For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6941SA0324

BNY Mellon Small Cap Value Fund

SEMI-ANNUAL REPORT March 31, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2023, through March 31, 2024, as provided by Portfolio Managers Joseph M. Corrado, CFA, and Andrew Leger, of Newton Investment Management of North America LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2024, BNY Mellon Small Cap Value Fund (the “fund”) produced a total return of 12.71% for Class A shares, 12.25% for Class C shares, 12.96% for Class I shares and 12.95% for Class Y shares.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of 18.60% for the same period.2

Small-cap value stocks gained ground during the period amid positive economic growth, stable interest rates and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the information technology, consumer discretionary and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Equities Gain as Inflation Eases and Economic Growth Continues

The period began on a weak note, with stocks trending lower in October and early November 2023 under pressure from rising inflation, high interest rates and slowing economic growth. Although inflation had declined significantly from the 9.1% peak set in June 2022, it rose just prior to the start of the reporting period, from 3.0% in June 2023 to 3.7% in August and September, well above the 2% target maintained by the U.S. Federal Reserve (the “Fed”). While the federal funds rate, set by the Fed, remained stable at a range of 5.25%–5.50%, hawkish Fed rhetoric fueled concerns about the future course of interest rates and the potential impact on slowing U.S. economic growth.

2

Investor sentiment turned positive in mid-November 2023, as inflation showed signs of further easing and the Fed shifted its position, indicating little likelihood of further rate increases and a probability of rate cuts in 2024. Encouraging economic data—including strong wage and employment numbers, healthy levels of consumer spending and better-than-expected corporate earnings growth—further supported market gains. Advances were led by technology-related shares in the information technology and communications services sectors, concentrated among companies involved in the rapid development and deployment of generative artificial intelligence (“AI”), followed by cyclical stocks in the industrials and financials sectors. The traditionally defensive and interest-rate sensitive areas of utilities, consumer staples and real estate produced more modest gains.

Selection Undermines Relative Performance in a Few Sectors

The fund’s performance relative to the Index suffered most significantly due to disappointing selection in the health care, materials and financials sectors. Within health care, relative returns were undermined by lack of exposure to biotechnology companies, most of which have yet to earn profits and fail to meet our fundamental investment criteria. Among the fund’s health care holdings, notable disappointments included management solutions provider Omnicell, Inc., health care data and analytics company Health Catalyst Inc., and financial systems firm R1 RCM, Inc. all of which were hurt by the slow pace of post-pandemic capital spending by hospitals. In materials, shares in specialty chemicals producer The Chemours Company lost ground in response to a management shakeup related to financial irregularities, leading the fund to sell its position, while shares in lithium producer Livent (which merged with Allkem to form Arcadium Lithium, PLC) and rare earths producer MP Materials Corp. came under pressure from meltdowns in their respective commodity prices. In financials, underweight exposure to bank stocks, which surged in the fourth quarter of 2023, detracted from relative performance. Financials holdings that actively detracted from relative returns included Columbia Banking System, Inc., PROG Holdings, Inc. and Selective Insurance Group, Inc.

On the positive side, several holdings in the industrials sector bolstered relative returns, Top performers included nuclear component maker BWX Technologies, Inc. which made advances in both military and health care applications; engineering and construction firm EMCOR Group, Inc. which reported strong earnings as governments funded grid modernization; engineering and construction company Fluor Corp., which produced better-than-expected earnings and revenues as the company continued to successfully transition from fixed-price projects to cost-plus work; and robotic drone system maker AeroVironment, Inc. which experienced sharply increased demand due to rising geopolitical tensions. Among utilities holdings, natural gas distributor Southwest Gas Holdings, Inc. stood out as the market welcomed corporate changes driven by activist shareholders. Finally, in the underperforming energy sector, underweight exposure enhanced returns, as did the fund’s position in Viper Energy Partners LP.

Positioned for Prevailing Conditions

As of March 31, 2024, markets face a mix of challenges and opportunities. Inflation remains stubbornly above the Fed’s target, calling into question the timing of future interest rate cuts. As interest rates remain higher for longer, corporations are likely to encounter increasing difficulties gaining access to capital and meeting debt obligations. On the other hand,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

economic growth remains remarkably positive, given the monetary headwinds, with wage, employment, spending and corporate earnings data continuing to surprise to the upside. The fund currently holds overweight exposure to industrials, non-biotechnology-related health care and information technology. Conversely, the fund holds underweight exposure to banks, biotechnology and real estate.

April 15, 2024

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2025, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from October 1, 2023 to March 31, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.34	$12.20	$5.54	$5.38
Ending value (after expenses)	$1,127.10	$1,122.50	$1,129.60	$1,129.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2024

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.96	$11.58	$5.25	$5.10
Ending value (after expenses)	$1,018.10	$1,013.50	$1,019.80	$1,019.95
†

Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.30% for Class C, 1.04% for Class I and 1.01% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

March 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.6%
Automobiles & Components - .5%
Gentherm, Inc.	16,502	[a]	950,185
Banks - 12.3%
Columbia Banking System, Inc.	111,068		2,149,166
First BanCorp/NC	16,811		607,213
First Hawaiian, Inc.	9,394		206,292
First Horizon Corp.	112,144		1,727,018
Heritage Financial Corp.	46,913		909,643
Hilltop Holdings, Inc.	25,860		809,935
National Bank Holdings Corp., Cl. A	40,296		1,453,477
Seacoast Banking Corp. of Florida	85,220		2,163,736
SouthState Corp.	19,053		1,620,077
Texas Capital Bancshares, Inc.	35,597	[a]	2,190,995
UMB Financial Corp.	37,693		3,278,914
United Community Banks, Inc.	57,625		1,516,690
Webster Financial Corp.	52,536		2,667,253
			21,300,409
Capital Goods - 12.0%
AeroVironment, Inc.	5,050	[a]	774,064
Boise Cascade Co.	6,933		1,063,314
BWX Technologies, Inc.	29,724		3,050,277
EMCOR Group, Inc.	4,793		1,678,509
EnerSys	6,015		568,177
EnPro, Inc.	6,484		1,094,305
Flowserve Corp.	40,834		1,865,297
Fluor Corp.	54,715	[a]	2,313,350
GrafTech International Ltd.	148,721	[a]	205,235
Granite Construction, Inc.	25,515		1,457,672
Helios Technologies, Inc.	9,493		424,242
JELD-WEN Holding, Inc.	62,088	[a]	1,318,128
Kratos Defense & Security Solutions, Inc.	82,937	[a]	1,524,382
Matrix Service Co.	75,932	[a]	989,394
MDU Resources Group, Inc.	26,852		676,670
Mercury Systems, Inc.	15,166	[a]	447,397
MSC Industrial Direct Co., Inc., Cl. A	6,769		656,864
Proto Labs, Inc.	17,489	[a]	625,232
			20,732,509
Commercial & Professional Services - 3.3%
CSG Systems International, Inc.	29,304		1,510,328
KBR, Inc.	34,246		2,180,100
Korn Ferry	30,397		1,998,907
			5,689,335

6

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Consumer Discretionary Distribution & Retail - 4.4%
American Eagle Outfitters, Inc.	71,964		1,855,952
Arhaus, Inc.	52,114		802,034
Caleres, Inc.	32,053		1,315,135
Citi Trends, Inc.	37,645	[a]	1,021,309
Designer Brands, Inc., Cl. A	67,948	[b]	742,672
Urban Outfitters, Inc.	44,213	[a]	1,919,728
			7,656,830
Consumer Durables & Apparel - 3.5%
Capri Holdings Ltd.	25,557	[a]	1,157,732
Carter's, Inc.	19,704		1,668,535
Levi Strauss & Co., Cl. A	66,850		1,336,331
Meritage Homes Corp.	4,970		872,036
Toll Brothers, Inc.	7,539		975,320
			6,009,954
Consumer Services - 1.3%
Chuy's Holdings, Inc.	15,021	[a]	506,658
Genius Sports Ltd.	301,833	[a]	1,723,466
			2,230,124
Energy - 10.6%
Antero Resources Corp.	62,995	[a]	1,826,855
Cactus, Inc., Cl. A	20,954		1,049,586
California Resources Corp.	23,954	[b]	1,319,865
ChampionX Corp.	31,293		1,123,106
Chesapeake Energy Corp.	31,287	[b]	2,779,224
Comstock Resources, Inc.	75,982	[b]	705,113
Delek US Holdings, Inc.	30,290		931,115
Dril-Quip, Inc.	41,502	[a]	935,040
Frontline PLC	24,891	[b]	581,952
Liberty Energy, Inc.	46,671		967,023
Northern Oil & Gas, Inc.	56,880		2,256,998
PBF Energy, Inc., Cl. A	26,779		1,541,667
Viper Energy, Inc.	61,087		2,349,406
			18,366,950
Equity Real Estate Investment Trusts - 6.2%
Agree Realty Corp.	24,713	[c]	1,411,607
CareTrust REIT, Inc.	48,601	[c]	1,184,406
Douglas Emmett, Inc.	53,071	[c]	736,095
EPR Properties	16,166	[c]	686,247
Equity Commonwealth	21,990	[a,c]	415,171
Healthpeak Properties, Inc.	76,597	[c]	1,436,194
Highwoods Properties, Inc.	40,843	[c]	1,069,270
Potlatchdeltic Corp.	29,554	[c]	1,389,629
STAG Industrial, Inc.	37,511	[c]	1,441,923

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Equity Real Estate Investment Trusts - 6.2% (continued)
Urban Edge Properties	51,346	[c]	886,745
			10,657,287
Financial Services - 8.9%
Bread Financial Holdings, Inc.	30,128		1,121,967
Cannae Holdings, Inc.	67,982	[a]	1,511,920
Cohen & Steers, Inc.	9,326		717,076
Essent Group Ltd.	51,869		3,086,724
Federated Hermes, Inc.	33,400		1,206,408
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	33,324	[b,c]	946,402
PRA Group, Inc.	59,356	[a]	1,548,004
PROG Holdings, Inc.	45,085		1,552,727
Repay Holdings Corp.	101,535	[a]	1,116,885
StepStone Group, Inc., Cl. A	42,111		1,505,047
WisdomTree, Inc.	119,836		1,101,293
			15,414,453
Food, Beverage & Tobacco - 1.6%
Fresh Del Monte Produce, Inc.	34,159		885,060
Primo Water Corp.	67,443		1,228,137
The Boston Beer Company, Inc., Cl. A	2,004	[a]	610,058
			2,723,255
Health Care Equipment & Services - 7.1%
Acadia Healthcare Co., Inc.	21,632	[a]	1,713,687
Embecta Corp.	49,916		662,385
Encompass Health Corp.	30,266		2,499,366
Evolent Health, Inc., Cl. A	74,991	[a]	2,458,955
Globus Medical, Inc., Cl. A	30,353	[a]	1,628,135
Health Catalyst, Inc.	132,554	[a]	998,132
Omnicell, Inc.	39,341	[a]	1,149,937
R1 RCM, Inc.	86,758	[a]	1,117,443
			12,228,040
Insurance - .7%
Selective Insurance Group, Inc.	11,772		1,285,149
Materials - 5.8%
Alamos Gold, Inc., Cl. A	132,727		1,957,723
Arcadium Lithium PLC	107,918	[a]	465,127
Carpenter Technology Corp.	21,204		1,514,390
Constellium SE	69,132	[a]	1,528,509
Knife River Corp.	12,737	[a]	1,032,716
Materion Corp.	13,880		1,828,690
MP Materials Corp.	66,167	[a,b]	946,188
Radius Recycling, Inc.	34,353		725,879
			9,999,222

8

Description	Shares		Value ($)
Common Stocks - 98.6% (continued)
Media & Entertainment - 6.5%
John Wiley & Sons, Inc., Cl. A	52,644		2,007,316
Lions Gate Entertainment Corp., Cl. A	137,306	[a,b]	1,366,195
Lions Gate Entertainment Corp., Cl. B	146,747	[a]	1,366,215
Magnite, Inc.	109,413	[a]	1,176,190
Scholastic Corp.	23,783		896,857
Shutterstock, Inc.	35,305		1,617,322
TEGNA, Inc.	108,756		1,624,815
Ziff Davis, Inc.	19,943	[a]	1,257,207
			11,312,117
Pharmaceuticals, Biotechnology & Life Sciences - .5%
Alkermes PLC	30,938	[a]	837,492
Real Estate Management & Development - .9%
Douglas Elliman, Inc.	168,561	[a]	266,326
Newmark Group, Inc., Cl. A	118,809		1,317,592
			1,583,918
Semiconductors & Semiconductor Equipment - 2.8%
Cohu, Inc.	12,815	[a]	427,124
MaxLinear, Inc.	56,133	[a]	1,048,003
MKS Instruments, Inc.	18,441		2,452,653
Synaptics, Inc.	8,508	[a]	830,040
			4,757,820
Software & Services - .7%
Zuora, Inc., Cl. A	140,034	[a]	1,277,110
Technology Hardware & Equipment - 4.7%
Belden, Inc.	13,471		1,247,549
Corsair Gaming, Inc.	45,382	[a]	560,014
Knowles Corp.	69,239	[a]	1,114,748
Lumentum Holdings, Inc.	27,214	[a,b]	1,288,583
nLight, Inc.	120,970	[a]	1,572,610
Plexus Corp.	11,400	[a]	1,080,948
Viavi Solutions, Inc.	130,294	[a]	1,184,372
			8,048,824
Transportation - 1.1%
Alaska Air Group, Inc.	20,092	[a]	863,755
Werner Enterprises, Inc.	26,015		1,017,707
			1,881,462
Utilities - 3.2%
Chesapeake Utilities Corp.	11,635		1,248,436
PNM Resources, Inc.	33,407		1,257,439
Portland General Electric Co.	38,690		1,624,980
Southwest Gas Holdings, Inc.	19,384		1,475,704
			5,606,559
Total Common Stocks (cost $142,772,534)			170,549,004

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,587,726)	5.42	2,587,726	[d]	2,587,726

Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,284,574)	5.42	2,284,574	[d]	2,284,574
Total Investments (cost $147,644,834)		101.4%		175,421,304
Liabilities, Less Cash and Receivables		(1.4%)		(2,469,788)
Net Assets		100.0%		172,951,516

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2024, the value of the fund’s securities on loan was $9,002,333 and the value of the collateral was $9,271,966, consisting of cash collateral of $2,284,574 and U.S. Government & Agency securities valued at $6,987,392. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.0
Industrials	16.4
Energy	10.6
Consumer Discretionary	9.7
Information Technology	8.1
Health Care	7.6
Real Estate	7.1
Communication Services	6.5
Materials	5.8
Utilities	3.2
Investment Companies	2.8
Consumer Staples	1.6
101.4

† Based on net assets.

See notes to financial statements.

10

Affiliated Issuers
Description	Value ($) 9/30/2023	Purchases ($)†	Sales ($)	Value ($) 3/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.5%	3,611,581	15,518,947	(16,542,802)	2,587,726	54,876
Investment of Cash Collateral for Securities Loaned - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.3%	-	15,715,910	(13,431,336)	2,284,574	4,074	††
Total - 2.8%	3,611,581	31,234,857	(29,974,138)	4,872,300	58,950

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,002,333)—Note 1(c):
Unaffiliated issuers	142,772,534	170,549,004
Affiliated issuers	4,872,300	4,872,300
Cash		75,961
Receivable for investment securities sold		1,190,389
Dividends and securities lending income receivable		225,630
Receivable for shares of Beneficial Interest subscribed		29,924
Tax reclaim receivable—Note 1(b)		1,113
Prepaid expenses		34,200
		176,978,521
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		121,958
Liability for securities on loan—Note 1(c)		2,284,574
Payable for investment securities purchased		1,273,851
Payable for shares of Beneficial Interest redeemed		292,851
Trustees’ fees and expenses payable		1,668
Other accrued expenses		52,103
		4,027,005
Net Assets ($)		172,951,516
Composition of Net Assets ($):
Paid-in capital		143,772,126
Total distributable earnings (loss)		29,179,390
Net Assets ($)		172,951,516

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	19,347,056	558,256	103,983,115	49,063,089
Shares Outstanding	962,786	29,638	5,123,442	2,396,523
Net Asset Value Per Share ($)	20.09	18.84	20.30	20.47

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,995 foreign taxes withheld at source):
Unaffiliated issuers	1,534,705
Affiliated issuers	54,876
Income from securities lending—Note 1(c)	4,074
Interest	2,546
Total Income	1,596,201
Expenses:
Management fee—Note 3(a)	650,455
Shareholder servicing costs—Note 3(c)	56,495
Administration fee—Note 3(a)	48,784
Professional fees	48,254
Registration fees	37,205
Trustees’ fees and expenses—Note 3(d)	11,206
Prospectus and shareholders’ reports	9,619
Chief Compliance Officer fees—Note 3(c)	8,914
Custodian fees—Note 3(c)	2,304
Loan commitment fees—Note 2	2,065
Distribution fees—Note 3(b)	2,063
Miscellaneous	12,625
Total Expenses	889,989
Less—reduction in expenses due to undertaking—Note 3(a)	(14,252)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,378)
Net Expenses	872,359
Net Investment Income	723,842
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,288,736
Net change in unrealized appreciation (depreciation) on investments	18,007,109
Net Realized and Unrealized Gain (Loss) on Investments	19,295,845
Net Increase in Net Assets Resulting from Operations	20,019,687

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Operations ($):
Net investment income	723,842	1,725,685
Net realized gain (loss) on investments	1,288,736	6,634,635
Net change in unrealized appreciation (depreciation) on investments	18,007,109	2,306,794
Net Increase (Decrease) in Net Assets Resulting from Operations	20,019,687	10,667,114
Distributions ($):
Distributions to shareholders:
Class A	(883,939)	(1,760,095)
Class C	(23,636)	(77,492)
Class I	(4,704,840)	(8,969,237)
Class Y	(2,276,544)	(3,704,178)
Total Distributions	(7,888,959)	(14,511,002)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	96,859	475,999
Class C	972	44,074
Class I	7,526,629	10,772,185
Class Y	2,283,915	9,649,640
Distributions reinvested:
Class A	848,033	1,684,120
Class C	23,636	77,492
Class I	4,475,181	8,492,671
Class Y	2,276,544	3,703,406
Cost of shares redeemed:
Class A	(2,253,046)	(2,613,978)
Class C	(93,496)	(362,714)
Class I	(9,939,611)	(22,480,728)
Class Y	(5,076,279)	(7,798,416)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	169,337	1,643,751
Total Increase (Decrease) in Net Assets	12,300,065	(2,200,137)
Net Assets ($):
Beginning of Period	160,651,451	162,851,588
End of Period	172,951,516	160,651,451

14

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital Share Transactions (Shares):
Class A
Shares sold	5,107	23,846
Shares issued for distributions reinvested	44,446	89,868
Shares redeemed	(120,508)	(132,564)
Net Increase (Decrease) in Shares Outstanding	(70,955)	(18,850)
Class C
Shares sold	55	2,477
Shares issued for distributions reinvested	1,318	4,373
Shares redeemed	(5,327)	(19,815)
Net Increase (Decrease) in Shares Outstanding	(3,954)	(12,965)
Class I
Shares sold	393,399	543,827
Shares issued for distributions reinvested	232,477	449,110
Shares redeemed	(520,881)	(1,149,303)
Net Increase (Decrease) in Shares Outstanding	104,995	(156,366)
Class Y
Shares sold	117,475	505,066
Shares issued for distributions reinvested	117,228	194,302
Shares redeemed	(264,116)	(396,383)
Net Increase (Decrease) in Shares Outstanding	(29,413)	302,985

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.65	19.20	24.59	15.58	20.11	24.49
Investment Operations:
Net investment income[a]	.05	.14	.10	.05	.10	.10
Net realized and unrealized gain (loss) on investments	2.28	1.01	(2.58)	9.06	(3.01)	(1.71)
Total from Investment Operations	2.33	1.15	(2.48)	9.11	(2.91)	(1.61)
Distributions:
Dividends from net investment income	(.11)	-	-	(.10)	(.10)	(.03)
Dividends from net realized gain on investments	(.78)	(1.70)	(2.91)	-	(1.52)	(2.74)
Total Distributions	(.89)	(1.70)	(2.91)	(.10)	(1.62)	(2.77)
Net asset value, end of period	20.09	18.65	19.20	24.59	15.58	20.11
Total Return (%)[b]	12.71[c]	5.93	(11.39)	58.62	(16.27)	(5.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[d]	1.37	1.35	1.34	1.42	1.31
Ratio of net expenses to average net assets	1.38[d]	1.37	1.35	1.34	1.42	1.31
Ratio of net investment income to average net assets	.58[d]	.71	.44	.22	.55	.49
Portfolio Turnover Rate	22.45[c]	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	19,347	19,277	20,205	26,092	18,379	25,664

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.51	18.27	23.72	15.08	19.58	24.07
Investment Operations:
Net investment (loss)[a]	(.03)	(.03)	(.08)	(.13)	(.06)	(.06)
Net realized and unrealized gain (loss) on investments	2.14	.97	(2.46)	8.77	(2.92)	(1.69)
Total from Investment Operations	2.11	.94	(2.54)	8.64	(2.98)	(1.75)
Distributions:
Dividends from net realized gain on investments	(.78)	(1.70)	(2.91)	-	(1.52)	(2.74)
Net asset value, end of period	18.84	17.51	18.27	23.72	15.08	19.58
Total Return (%)[b]	12.25[c]	5.02	(12.14)	57.29	(17.04)	(5.76)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.32[d]	2.23	2.18	2.19	2.31	2.08
Ratio of net expenses to average net assets	2.30[d]	2.23	2.18	2.19	2.31	2.08
Ratio of net investment (loss) to average net assets	(.35)[d]	(.16)	(.38)	(.61)	(.36)	(.30)
Portfolio Turnover Rate	22.45[c]	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	558	588	851	1,010	950	1,815

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	March 31, 2024	Year Ended September 30,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	18.86	19.39	24.78	15.69	20.23	24.64
Investment Operations:
Net investment income[a]	.09	.21	.17	.12	.16	.15
Net realized and unrealized gain (loss) on investments	2.31	1.01	(2.61)	9.13	(3.02)	(1.72)
Total from Investment Operations	2.40	1.22	(2.44)	9.25	(2.86)	(1.57)
Distributions:
Dividends from net investment income	(.18)	(.05)	(.04)	(.16)	(.16)	(.10)
Dividends from net realized gain on investments	(.78)	(1.70)	(2.91)	-	(1.52)	(2.74)
Total Distributions	(.96)	(1.75)	(2.95)	(.16)	(1.68)	(2.84)
Net asset value, end of period	20.30	18.86	19.39	24.78	15.69	20.23
Total Return (%)	12.96[b]	6.27	(11.13)	59.18	(16.03)	(4.72)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.05	1.03	1.03	1.07	1.02
Ratio of net expenses to average net assets	1.04[c]	1.04	1.03	1.03	1.07	1.02
Ratio of net investment income to average net assets	.93[c]	1.04	.76	.53	.92	.75
Portfolio Turnover Rate	22.45[b]	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	103,983	94,644	100,316	116,039	90,017	120,937

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

18

	Six Months Ended
	March 31, 2024	Year Ended September 30,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	19.02	19.54	24.95	15.80	20.36	24.74
Investment Operations:
Net investment income[a]	.09	.21	.18	.13	.17	.23
Net realized and unrealized gain (loss) on investments	2.32	1.03	(2.63)	9.19	(3.04)	(1.79)
Total from Investment Operations	2.41	1.24	(2.45)	9.32	(2.87)	(1.56)
Distributions:
Dividends from net investment income	(.18)	(.06)	(.05)	(.17)	(.17)	(.08)
Dividends from net realized gain on investments	(.78)	(1.70)	(2.91)	-	(1.52)	(2.74)
Total Distributions	(.96)	(1.76)	(2.96)	(.17)	(1.69)	(2.82)
Net asset value, end of period	20.47	19.02	19.54	24.95	15.80	20.36
Total Return (%)	12.95[b]	6.32	(11.09)	59.22	(15.94)	(4.67)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.01	.99	1.00	1.01	1.01
Ratio of net expenses to average net assets	1.01[c]	1.01	.99	1.00	1.00	1.00
Ratio of net investment income to average net assets	.96[c]	1.06	.80	.56	.97	1.23
Portfolio Turnover Rate	22.45[b]	43.28	48.99	54.45	79.73	69.41
Net Assets, end of period ($ x 1,000)	49,063	46,142	41,480	48,534	31,990	45,631

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. Newton Investment Management Limited (“NIM”), an affiliate of the Sub-Adviser, serves as the fund’s sub-sub adviser pursuant to a sub-sub investment advisory agreement with NIMNA, which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees.

20

Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

22

Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	170,549,004	-	-	170,549,004
Investment Companies	4,872,300	-	-	4,872,300

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2024, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2024, BNY Mellon earned $554 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of March 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

24

	Assets ($)		Liabilities ($)
Securities Lending	9,002,333		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	9,002,333		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(9,002,333)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2023 was as follows: ordinary income $400,284 and long-term capital gains $14,110,718. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Adviser has contractually agreed, from March 18, 2024 through February 1, 2025, to waive a portion of the fund’s management fee in the amount of .10% of the fund’s average daily net assets. On or after February 1, 2025, the Adviser may terminate this waiver agreement at any

26

time. The reduction in expenses, pursuant to the undertaking amounted to $14,252 during the period ended March 31, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .384% of the value of the fund’s average daily net assets.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $48,784 during the period ended March 31, 2024.

During the period ended March 31, 2024, the Distributor retained $44 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2024, Class C shares were charged $2,063 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2024, Class A and Class C shares were charged $23,690 and $688, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2024, the fund was charged $7,706 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3,378.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $2,304 pursuant to the custody agreement.

During the period ended March 31, 2024, the fund was charged $8,914 for services performed by the fund’s Chief Compliance Officer and his staff.

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These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $114,160, Administration fee of $8,562, Distribution Plan fees of $349, Shareholder Services Plan fees of $4,130, Custodian fees of $3,000, Chief Compliance Officer fees of $3,419 and Transfer Agent fees of $2,590, which are offset against an expense reimbursement currently in effect in the amount of $14,252.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $36,145,293 and $42,946,628, respectively.

At March 31, 2024, accumulated net unrealized appreciation on investments was $27,776,470, consisting of $40,662,410 gross unrealized appreciation and $12,885,940 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

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• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future

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ADDITIONAL INFORMATION (Unaudited) (continued)

purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

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o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

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ADDITIONAL INFORMATION (Unaudited) (continued)

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

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• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Investment Advisory Agreement, Administration Agreement and Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

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Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional small-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2025, to waive a portion of the fund’s management fee in the amount of .10% of the fund’s average daily net assets. Representatives of the Adviser also stated that the Adviser has contractually agreed, until February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the fee waiver and expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the

38

mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve renewal of the Agreements until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for a limited period until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

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For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6944SA0324

BNY Mellon Small/Mid Cap Growth Fund

SEMI-ANNUAL REPORT March 31, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2023, through March 31, 2024, as provided by John R. Porter and Karen Behr of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended March 31, 2024, BNY Mellon Small/Mid Cap Growth Fund (the “fund”) produced returns of 16.61% for Class A shares, 16.13% for Class C shares, 16.77% for Class I shares, 16.82% for Class Y shares and 16.72% for Class Z shares.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of 22.17% for the same period.2

Small- and mid-cap growth stocks gained ground during the period amid positive economic growth, stable interest rates and decelerating inflationary pressure. The fund underperformed the Index primarily due to relatively weak returns in the information technology, consumer discretionary and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index).

We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth.

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Equities Gain as Inflation Eases and Economic Growth Continues

The period began on a weak note, with stocks trending lower in October and early November 2023 under pressure from rising inflation, high interest rates and slowing economic growth. Although inflation had declined significantly from the 9.1% peak set in June 2022, it rose just prior to the start of the reporting period, from 3.0% in June 2023 to 3.7% in August and September, well above the 2% target maintained by the U.S. Federal Reserve (the “Fed”). While the federal funds rate, set by the Fed, remained stable at a range of 5.25%–5.50%, hawkish Fed rhetoric fueled concerns about the future course of interest rates and the potential impact on slowing U.S. economic growth.

Investor sentiment turned positive in mid-November 2023, as inflation showed signs of further easing, and the Fed shifted its position, indicating little likelihood of further rate increases and a probability of rate cuts in 2024. Encouraging economic data—including strong wage and employment numbers, healthy levels of consumer spending and better-than-expected corporate earnings growth—further supported market gains. Advances were led by technology-related shares in the information technology and communications services sectors, concentrated among companies involved in the rapid development and deployment of generative artificial intelligence (“AI”), followed by cyclical stocks in the industrials and financials sectors. The traditionally defensive and interest-rate sensitive areas of utilities, consumer staples and real estate produced more modest gains.

Selections in a Few Sectors Undermine Relative Performance

The fund’s performance relative to the Index suffered primarily due to stock selections in the information technology, consumer discretionary and health care sectors. In information technology, lack of exposure to hardware makers, particularly those on the forefront of AI development, detracted. Disappointing selections in other areas of information technology undermined relative returns as well, including financial automation software company Bill Holdings, Inc., cloud computing services provider Calix, Inc. and customer engagement solutions firm Twilio, Inc. Among consumer discretionary holdings, notable underperformers included athletic apparel and accessories maker Lululemon Athletica, Inc., which issued disappointing guidance; recreational products company YETI Holdings, Inc., which saw weakening demand and provided guidance below previous expectations; and fitness company Peloton Interactive, Inc., which reported weaker-than-expected paid subscriber strength. In health care, firms such as Privia Health Group, Inc. and Pacific Biosciences of California, Inc. struggled with growth and investor concerns. Biotechnology developer Sarepta Therapeutics, Inc. lost ground in response to an adverse decision by the U.S. Food and Drug Administration regarding the expanded use of one of the company’s drugs, although the decision was reversed late in the reporting period, and the stock partly recovered.

On the positive side, the fund’s consumer staples positions provided the strongest contributions to relative performance. Top performers included pet food maker Freshpet, Inc., which posted solid sales growth and issued strong guidance, and beverage company Celsius Holdings, Inc., which reported rising sales in response to surging demand and improved distribution capabilities. In the financials sector, investment information services provider Morningstar, Inc. posted improving earnings; electronic capital markets trading company Tradeweb Markets, Inc. reported earnings and revenue above expectations, while providing a positive outlook; and asset management firm Ares Management Corp. benefited from increased private lending as banks tightened their lending policies. In real estate, information services provider CoStar Group, Inc. exceeded earnings expectations as the company’s residential business ramped up.

Positioned for Prevailing Conditions

As of March 31, 2024, markets face a mix of challenges and opportunities. Inflation remains stubbornly above the Fed’s target, calling into question the timing of future interest rate cuts. As interest rates remain higher for longer, corporations are likely to encounter increasing difficulties gaining access to capital and meeting debt obligations. On the other hand,

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

economic growth remains remarkably positive, given the monetary headwinds, with wage, employment, spending and corporate earnings data continuing to surprise to the upside. The fund holds its largest overweight positions relative to the Index in health care, communication services, energy and consumer staples. Conversely, the fund holds relatively underweight exposure to industrials and information technology, and holds no exposure to materials.

April 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher-growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from October 1, 2023 to March 31, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2024

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.42	$9.83	$4.12	$3.58	$4.61
Ending value (after expenses)	$1,166.10	$1,161.30	$1,167.70	$1,168.20	$1,167.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2024

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$5.05	$9.17	$3.84	$3.34	$4.29
Ending value (after expenses)	$1,020.00	$1,015.90	$1,021.20	$1,021.70	$1,020.75
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.82% for Class C, .76% for Class I, .66% for Class Y and .85% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.6%
Capital Goods - 8.3%
AAON, Inc.	123,885		10,914,268
Axon Enterprise, Inc.	111,881	[a]	35,005,327
Builders FirstSource, Inc.	49,240	[a]	10,269,002
Curtiss-Wright Corp.	126,886		32,475,203
Fluor Corp.	718,545	[a]	30,380,083
Hubbell, Inc.	44,905		18,637,820
SiteOne Landscape Supply, Inc.	94,799	[a]	16,547,165
Zurn Elkay Water Solutions Corp.	493,309		16,511,052
			170,739,920
Commercial & Professional Services - 1.9%
CACI International, Inc., Cl. A	103,945	[a]	39,377,484
Consumer Discretionary Distribution & Retail - 4.5%
Burlington Stores, Inc.	85,445	[a]	19,839,475
Chewy, Inc., Cl. A	464,224	[a,b]	7,385,804
Ollie's Bargain Outlet Holdings, Inc.	511,434	[a]	40,694,803
Pool Corp.	24,902		10,047,957
RH	41,486	[a]	14,447,914
			92,415,953
Consumer Durables & Apparel - 3.3%
Lululemon Athletica, Inc.	85,950	[a]	33,576,368
Peloton Interactive, Inc., Cl. A	3,057,932	[a]	13,103,239
YETI Holdings, Inc.	545,611	[a]	21,033,304
			67,712,911
Consumer Services - 4.2%
European Wax Center, Inc., Cl. A	396,751	[a,b]	5,149,828
Expedia Group, Inc.	213,594	[a]	29,422,573
Planet Fitness, Inc., Cl. A	828,294	[a]	51,876,053
			86,448,454
Consumer Staples Distribution & Retail - .4%
Grocery Outlet Holding Corp.	285,964	[a]	8,230,044
Energy - 8.2%
Antero Resources Corp.	862,797	[a]	25,021,113
Cactus, Inc., Cl. A	782,973		39,219,118
EQT Corp.	1,400,287		51,908,639
Oceaneering International, Inc.	956,202	[a]	22,375,127
PBF Energy, Inc., Cl. A	515,504		29,677,565
			168,201,562
Financial Services - 6.4%
Ares Management Corp., Cl. A	115,368		15,341,637
AvidXchange Holdings, Inc.	1,611,640	[a]	21,193,066
Block, Inc.	305,722	[a]	25,857,967

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Financial Services - 6.4% (continued)
Flywire Corp.	610,281	[a]	15,141,072
Morningstar, Inc.	101,449		31,283,828
Tradeweb Markets, Inc., Cl. A	230,777		24,040,040
			132,857,610
Food, Beverage & Tobacco - 5.5%
Celsius Holdings, Inc.	574,687	[a]	47,653,046
Freshpet, Inc.	566,871	[a,b]	65,677,674
			113,330,720
Health Care Equipment & Services - 12.0%
Align Technology, Inc.	137,175	[a]	44,982,426
DexCom, Inc.	374,557	[a]	51,951,056
Guardant Health, Inc.	353,045	[a]	7,283,318
Inspire Medical Systems, Inc.	248,158	[a]	53,301,857
iRhythm Technologies, Inc.	308,280	[a]	35,760,480
Outset Medical, Inc.	328,114	[a]	728,413
Privia Health Group, Inc.	1,133,643	[a,b]	22,208,066
PROCEPT BioRobotics Corp.	121,939	[a,b]	6,026,225
R1 RCM, Inc.	980,353	[a]	12,626,947
TransMedics Group, Inc.	183,509	[a,b]	13,568,655
			248,437,443
Media & Entertainment - 5.6%
Liberty Media Corp-Liberty Formula One, Cl. C	405,930	[a]	26,629,008
Live Nation Entertainment, Inc.	290,036	[a]	30,677,108
Pinterest, Inc., Cl. A	557,582		19,331,368
Reddit, Inc., Cl. A	556,774	[a,b]	27,460,094
Roblox Corp., CI. A	272,566	[a]	10,406,570
			114,504,148
Pharmaceuticals, Biotechnology & Life Sciences - 16.3%
10X Genomics, Inc., CI. A	332,061	[a]	12,462,249
Alpine Immune Sciences, Inc.	136,538	[a]	5,412,366
Ascendis Pharma A/S, ADR	97,393	[a]	14,722,900
Autolus Therapeutics PLC	945,108	[a]	6,029,789
Beam Therapeutics, Inc.	29,655	[a,b]	979,801
BioMarin Pharmaceutical, Inc.	235,833	[a]	20,597,654
Bio-Techne Corp.	499,762		35,178,247
Denali Therapeutics, Inc.	456,980	[a]	9,377,230
Illumina, Inc.	190,764	[a]	26,195,712
Insmed, Inc.	625,571	[a]	16,971,741
Natera, Inc.	321,629	[a]	29,416,188
Pacific Biosciences of California, Inc.	4,722,258	[a]	17,708,468
Repligen Corp.	201,943	[a]	37,141,357
Sarepta Therapeutics, Inc.	480,191	[a]	62,165,527

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 16.3% (continued)
Twist Bioscience Corp.	598,886	[a,b]	20,547,779
Ultragenyx Pharmaceutical, Inc.	466,136	[a]	21,763,890
			336,670,898
Real Estate Management & Development - 3.3%
CoStar Group, Inc.	706,585	[a]	68,256,111
Semiconductors & Semiconductor Equipment - 3.1%
FormFactor, Inc.	37,150	[a]	1,695,155
Onto Innovation, Inc.	19,102	[a]	3,458,990
Power Integrations, Inc.	331,533		23,721,186
Rambus, Inc.	575,049	[a]	35,543,779
			64,419,110
Software & Services - 13.1%
Akamai Technologies, Inc.	137,856	[a]	14,993,219
Confluent, Inc., Cl. A	566,684	[a]	17,295,196
DoubleVerify Holdings, Inc.	1,131,115	[a]	39,770,003
Dynatrace, Inc.	580,260	[a]	26,947,274
HubSpot, Inc.	99,383	[a]	62,269,413
JFrog Ltd.	632,122	[a]	27,952,435
nCino, Inc.	223,807	[a]	8,365,906
Shopify, Inc., Cl. A	551,042	[a,b]	42,523,911
Twilio, Inc., Cl. A	507,694	[a]	31,045,488
			271,162,845
Technology Hardware & Equipment - 1.2%
Calix, Inc.	586,856	[a]	19,460,145
nLight, Inc.	422,463	[a]	5,492,019
			24,952,164
Telecommunication Services - .3%
Bandwidth, Inc., Cl. A	311,274	[a]	5,683,863
Total Common Stocks (cost $1,424,129,803)			2,013,401,240

Private Equity - 1.3%
Consumer Staples Distribution & Retail - .4%
Supplying Demand, Inc., Ser. E	497,558	[a,c]	6,990,690
Pharmaceuticals, Biotechnology & Life Sciences - .3%
Aspen Neuroscience, Ser. B	1,963,167	[a,c]	6,772,926
Software & Services - .6%
Fundbox, Ser. D	702,664	[a,c]	4,504,076
Locus Robotics, Ser. F	101,086	[a,c]	5,369,688
Roofstock, Ser. H	346,123	[a,c]	2,772,445
			12,646,209
Total Private Equity (cost $34,978,403)			26,409,825

Description		Number of Rights		Value ($)
Rights - .0%
Health Care Equipment & Services - .0%
Abiomed, Inc. expiring 12/31/2049 (cost $0)		160,644	[c]	163,857
	1-Day Yield (%)	Shares
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $6,984,618)	5.42	6,984,618	[d]	6,984,618

Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $21,832,268)	5.42	21,832,268	[d]	21,832,268
Total Investments (cost $1,487,925,092)		100.3%		2,068,791,808
Liabilities, Less Cash and Receivables		(.3%)		(6,253,564)
Net Assets		100.0%		2,062,538,244

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2024, the value of the fund’s securities on loan was $68,008,419 and the value of the collateral was $74,776,831, consisting of cash collateral of $21,832,268 and U.S. Government & Agency securities valued at $52,944,563. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at March 31, 2024. These securities were valued at $26,573,682 or 1.3% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	28.7
Information Technology	17.7
Consumer Discretionary	12.0
Industrials	10.2
Energy	8.2
Financials	6.4
Consumer Staples	6.2
Communication Services	6.2
Real Estate	3.3
Investment Companies	1.4
100.3

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2023	Purchases ($)†	Sales ($)	Value ($) 3/31/2024	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	60,282,799	561,628,324	(614,926,505)	6,984,618	1,322,400
Investment of Cash Collateral for Securities Loaned - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.1%	316,125	54,986,797	(33,470,654)	21,832,268	78,556	††
Total - 1.4%	60,598,924	616,615,121	(648,397,159)	28,816,886	1,400,956

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $68,008,419)—Note 1(b):
Unaffiliated issuers	1,459,108,206	2,039,974,922
Affiliated issuers	28,816,886	28,816,886
Cash		133,720
Receivable for investment securities sold		61,714,401
Receivable for shares of Beneficial Interest subscribed		490,683
Dividends and securities lending income receivable		292,575
Prepaid expenses		99,344
		2,131,522,531
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,253,493
Payable for investment securities purchased		40,900,639
Liability for securities on loan—Note 1(b)		21,832,268
Payable for shares of Beneficial Interest redeemed		4,617,090
Trustees’ fees and expenses payable		25,734
Other accrued expenses		355,063
		68,984,287
Net Assets ($)		2,062,538,244
Composition of Net Assets ($):
Paid-in capital		1,719,404,133
Total distributable earnings (loss)		343,134,111
Net Assets ($)		2,062,538,244

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	410,336,262	39,716,380	1,276,588,190	220,531,237	115,366,175
Shares Outstanding	16,060,918	1,908,757	47,134,895	8,039,199	4,280,580
Net Asset Value Per Share ($)	25.55	20.81	27.08	27.43	26.95

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2024 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,097,602
Affiliated issuers	1,322,400
Income from securities lending—Note 1(b)	78,556
Interest	35,090
Total Income	3,533,648
Expenses:
Management fee—Note 3(a)	6,319,406
Shareholder servicing costs—Note 3(c)	1,492,853
Distribution fees—Note 3(b)	234,484
Trustees’ fees and expenses—Note 3(d)	150,883
Administration fee—Note 3(a)	129,655
Prospectus and shareholders’ reports	103,544
Professional fees	58,279
Registration fees	52,261
Loan commitment fees—Note 2	22,847
Custodian fees—Note 3(c)	16,285
Chief Compliance Officer fees—Note 3(c)	9,453
Miscellaneous	51,542
Total Expenses	8,641,492
Less—reduction in fees due to earnings credits—Note 3(c)	(35,185)
Net Expenses	8,606,307
Net Investment (Loss)	(5,072,659)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	94,308,846
Net change in unrealized appreciation (depreciation) on investments	229,567,436
Net Realized and Unrealized Gain (Loss) on Investments	323,876,282
Net Increase in Net Assets Resulting from Operations	318,803,623

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Operations ($):
Net investment (loss)	(5,072,659)	(8,535,847)
Net realized gain (loss) on investments	94,308,846	56,956,627
Net change in unrealized appreciation (depreciation) on investments	229,567,436	171,490,529
Net Increase (Decrease) in Net Assets Resulting from Operations	318,803,623	219,911,309
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	12,489,241	23,395,019
Class C	1,382,518	2,250,798
Class I	77,761,004	208,941,788
Class Y	12,810,006	55,164,856
Class Z	437,151	4,026,824
Cost of shares redeemed:
Class A	(44,592,540)	(91,892,866)
Class C	(8,618,245)	(15,722,170)
Class I	(387,418,335)	(602,680,104)
Class Y	(115,402,611)	(63,931,085)
Class Z	(7,991,529)	(9,087,207)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(459,143,340)	(489,534,147)
Total Increase (Decrease) in Net Assets	(140,339,717)	(269,622,838)
Net Assets ($):
Beginning of Period	2,202,877,961	2,472,500,799
End of Period	2,062,538,244	2,202,877,961

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2024 (Unaudited)	Year Ended September 30, 2023
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	533,336	1,037,481
Shares redeemed	(1,912,996)	(4,082,769)
Net Increase (Decrease) in Shares Outstanding	(1,379,660)	(3,045,288)
Class Ca,b
Shares sold	72,274	120,933
Shares redeemed	(453,304)	(849,901)
Net Increase (Decrease) in Shares Outstanding	(381,030)	(728,968)
Class Ia
Shares sold	3,130,300	8,788,142
Shares redeemed	(15,580,440)	(25,432,490)
Net Increase (Decrease) in Shares Outstanding	(12,450,140)	(16,644,348)
Class Y
Shares sold	508,822	2,321,355
Shares redeemed	(4,895,248)	(2,636,045)
Net Increase (Decrease) in Shares Outstanding	(4,386,426)	(314,690)
Class Z
Shares sold	17,576	163,847
Shares redeemed	(326,901)	(383,463)
Net Increase (Decrease) in Shares Outstanding	(309,325)	(219,616)

[a] During the period ended September 30, 2023, 5,811 Class A shares representing $120,230 were exchanged for 5,501 Class I shares and 2,835 Class C shares representing $48,442 were exchanged for 2,211 Class I shares.

[b]During the period ended March 31, 2024, 147 Class C shares representing $2,744 were automatically converted to 120 Class A shares and during the period ended September 30, 2023, 960 Class C shares representing $17,447 were automatically converted to 789 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2024		Year Ended September 30,
Class A Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	21.91	20.24	37.14	32.98	21.08	24.00
Investment Operations:
Net investment (loss)[a]	(.08)	(.12)	(.18)	(.29)	(.17)	(.12)
Net realized and unrealized gain (loss) on investments	3.72	1.79	(13.59)	7.54	12.07	(1.23)
Total from Investment Operations	3.64	1.67	(13.77)	7.25	11.90	(1.35)
Distributions:
Dividends from net realized gain on investments	-	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	25.55	21.91	20.24	37.14	32.98	21.08
Total Return (%)[b]	16.61[c]	8.25	(40.04)	22.59	56.50	(5.17)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[d]	1.00	.98	.95	.96	.98
Ratio of net expenses to average net assets	1.00[d]	.99	.93	.95	.96	.98
Ratio of net investment (loss) to average net assets	(.67)[d]	(.53)	(.65)	(.77)	(.65)	(.58)
Portfolio Turnover Rate	19.05[c]	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	410,336	382,062	414,597	729,672	521,990	328,595

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2024		Year Ended September 30,
Class C Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	17.91	16.69	31.46	28.55	18.39	21.31
Investment Operations:
Net investment (loss)[a]	(.14)	(.25)	(.35)	(.49)	(.32)	(.25)
Net realized and unrealized gain (loss) on investments	3.04	1.47	(11.29)	6.49	10.48	(1.10)
Total from Investment Operations	2.90	1.22	(11.64)	6.00	10.16	(1.35)
Distributions:
Dividends from net realized gain on investments	-	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	20.81	17.91	16.69	31.46	28.55	18.39
Total Return (%)[b]	16.13[c]	7.37	(40.55)	21.68	55.25	(5.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83[d]	1.82	1.77	1.72	1.73	1.74
Ratio of net expenses to average net assets	1.82[d]	1.81	1.77	1.72	1.73	1.74
Ratio of net investment (loss) to average net assets	(1.49)[d]	(1.34)	(1.50)	(1.54)	(1.42)	(1.34)
Portfolio Turnover Rate	19.05[c]	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	39,716	41,021	50,375	105,686	85,398	58,574

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
March 31, 2024		Year Ended September 30,
Class I Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	23.19	21.38	38.97	34.40	21.94	24.85
Investment Operations:
Net investment (loss)[a]	(.05)	(.07)	(.14)	(.20)	(.12)	(.08)
Net realized and unrealized gain (loss) on investments	3.94	1.88	(14.32)	7.86	12.58	(1.26)
Total from Investment Operations	3.89	1.81	(14.46)	7.66	12.46	(1.34)
Distributions:
Dividends from net realized gain on investments	-	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	27.08	23.19	21.38	38.97	34.40	21.94
Total Return (%)	16.77[b]	8.51	(39.92)	22.90	56.79	(4.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.76	.74	.70	.73	.74
Ratio of net expenses to average net assets	.76[c]	.75	.74	.70	.73	.74
Ratio of net investment (loss) to average net assets	(.42)[c]	(.29)	(.46)	(.52)	(.42)	(.35)
Portfolio Turnover Rate	19.05[b]	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	1,276,588	1,382,038	1,629,646	3,541,043	2,461,228	1,294,518

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2024		Year Ended September 30,
Class Y Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	23.48	21.62	39.34	34.67	22.09	24.99
Investment Operations:
Net investment (loss)[a]	(.04)	(.05)	(.11)	(.18)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	3.99	1.91	(14.48)	7.94	12.67	(1.27)
Total from Investment Operations	3.95	1.86	(14.59)	7.76	12.58	(1.33)
Distributions:
Dividends from net realized gain on investments	-	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	27.43	23.48	21.62	39.34	34.67	22.09
Total Return (%)	16.82[b]	8.60	(39.88)	22.98	56.99	(4.87)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[c]	.65	.64	.63	.64	.64
Ratio of net expenses to average net assets	.66[c]	.65	.64	.63	.64	.64
Ratio of net investment (loss) to average net assets	(.32)[c]	(.19)	(.36)	(.45)	(.33)	(.25)
Portfolio Turnover Rate	19.05[b]	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	220,531	291,767	275,433	472,711	330,796	213,183

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
March 31, 2024		Year Ended September 30,
Class Z Shares	(Unaudited)	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	23.09	21.30	38.86	34.33	21.92	24.83
Investment Operations:
Net investment (loss)[a]	(.06)	(.09)	(.15)	(.23)	(.14)	(.08)
Net realized and unrealized gain (loss) on investments	3.92	1.88	(14.28)	7.85	12.55	(1.26)
Total from Investment Operations	3.86	1.79	(14.43)	7.62	12.41	(1.34)
Distributions:
Dividends from net realized gain on investments	-	-	(3.13)	(3.09)	-	(1.57)
Net asset value, end of period	26.95	23.09	21.30	38.86	34.33	21.92
Total Return (%)	16.72[b]	8.40	(39.96)	22.79	56.66	(4.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.84	.79	.77	.84	.76
Ratio of net expenses to average net assets	.85[c]	.84	.79	.77	.84	.76
Ratio of net investment (loss) to average net assets	(.52)[c]	(.38)	(.52)	(.59)	(.52)	(.36)
Portfolio Turnover Rate	19.05[b]	36.02	28.58	37.29	55.49	49.35
Net Assets, end of period ($ x 1,000)	115,366	105,989	102,449	182,502	158,335	108,725

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. Newton Investment Management Limited (“NIM”), an affiliate of the Sub Adviser, serves as the fund’s sub-sub adviser pursuant to a sub-sub investment advisory agreement with NIMNA, which enables NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of NIMNA and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investment in private equity securities will be fair valued by the Board in accordance with valuation procedures approved by the Board. Those portfolio valuations will be based on unobservable inputs and certain assumptions about how market participants would price the instrument. The fund expects that inputs into the determination of fair value of those investments will require significant management judgment or estimation. Because valuations may fluctuate over short periods of time and may be based on estimates, fair value determinations may differ materially from the value received in an actual transaction. Additionally, valuations of private companies are inherently uncertain. The fund’s net asset value could be adversely affected if the fund’s determinations regarding the fair value of those investments were materially higher or lower than the values that it ultimately realized upon the disposal of such investments. These securities are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,013,401,240	-	-	2,013,401,240
Equity Securities - Private Equity	-	-	26,409,825	26,409,825

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Investment Companies	28,816,886	-	-	28,816,886
Rights	-	-	163,857	163,857

† See Statement of Investments for additional detailed categorizations, if any.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Private Equity & Rights ($)
Balance as of 9/30/2023†	20,548,777
Purchases/Issuances	-
Sales/Dispositions	-
Net realized gain (loss)	-
Change in unrealized appreciation (depreciation)	6,024,905
Transfers into Level 3	-
Transfers out of Level 3	-
Balances as of 3/31/2024†	26,573,682
The amount of total net realized gains (loss) for the period included in earnings attributable to the net change in unrealized appreciation (depreciation) relating to investments still held at 3/31/2024	6,024,905

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

The following table summarizes the significant unobservable inputs the fund used to value its investment categorized within Level 3 as of March 31, 2024. In addition to the techniques and inputs noted in the table below, according to the fund’s valuation policy, other valuation techniques and methodologies when determining the fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they are to the fund’s determination of fair values.

		Valuation			Range
Asset Category-Issuer Name	Value ($)	Techniques/ Methodologies	Unobservable Inputs	Low	High	Median
Aspen Neuroscience, Ser. B	6,772,926	Benchmark to Public Peers	Return of Public Peers Group	-10.2%	-3.2%	-8.5%

		Valuation			Range
Asset Category-Issuer Name	Value ($)	Techniques/ Methodologies	Unobservable Inputs	Low	High	Median
Fundbox, Ser. D	4,504,076	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	4.6x	6.8x	3.8x
Locus Robotics, Ser. F	5,369,688	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	1.6x	11.0x	6.8x
Roofstock, Ser. H	2,772,445	Benchmark to Public Peers	Return of Public Peers Group	-11.2%	13.7%	-0.1%
Supplying Demand, Inc., Ser. E	6,990,690	Public Comparables/ Enterprise Value	Enterprise Value as Multiple of Revenue	2.9x	9.5x	4.8x

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2024,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon earned $10,710 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of March 31, 2024, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	68,008,419		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	68,008,419		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(68,008,419)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $249,537,972 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2023. The fund has $204,495,306 of short-term capital losses and $45,042,666 of long-term capital losses which can be carried forward for an unlimited period.

There were no distributions paid to shareholders during the fiscal year ended September 30, 2023. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $129,655 during the period ended March 31, 2024.

During the period ended March 31, 2024, the Distributor retained $6,922 from commissions earned on sales of the fund’s Class A shares and $1,493 from CDSC fees on redemptions of the fund’s Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2024, Class C shares were charged $149,435 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2024, Class Z shares were charged $85,049 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the period ended March 31, 2024, Class A and Class C shares were charged $487,973 and $49,812, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2024, the fund was charged $63,116 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $35,185.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2024, the fund was charged $16,285 pursuant to the custody agreement.

During the period ended March 31, 2024, the fund was charged $9,453 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $1,052,026, Administration fees of $21,963, Distribution Plan fees of $38,903, Shareholder Services Plan fees of $94,535, Custodian fees of $18,000, Chief Compliance Officer fees of $3,957 and Transfer Agent fees of $24,109.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2024, amounted to $392,152,991 and $868,039,987, respectively.

At March 31, 2024, accumulated net unrealized appreciation on investments was $580,866,716, consisting of $725,433,948 gross unrealized appreciation and $144,567,232 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future

ADDITIONAL INFORMATION (Unaudited) (continued)

purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

ADDITIONAL INFORMATION (Unaudited) (continued)

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on February 27-28, 2024, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement, pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments, and the Sub-Sub-Investment Advisory Agreement (collectively with the Investment Advisory Agreement, Administration Agreement and Sub-Investment Advisory Agreement, the “Agreements”) between NIMNA and Newton Investment Management Limited (“NIM”), pursuant to which NIMNA may use the investment advisory personnel, resources and capabilities available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mid-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2023, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the one-, two- and three-year periods, and was below the Performance Group median for the four-, five- and ten-year periods, and was below the Performance Universe median for all periods. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor the fund’s performance and determined to approve renewal of the Agreements until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT ADVISORY, ADMINISTRATION, SUB-INVESTMENT ADVISORY AND SUB-SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for a limited period until the third quarter 2024 regular Board meeting, at which time the Board would consider again the Agreements.

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For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6921SA0324

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 21, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 21, 2024

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)